UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

MeridianLink, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40680	82-4844620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3560 Hyland Avenue, Suite 200
Costa Mesa, CA 92626
(Address of principal executive offices and Zip Code)
(714) 708-6950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLNK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On August 11, 2023, the Board of Directors (the “Board”) of MeridianLink, Inc. (the “Company”) appointed Cody Cowan to serve on the Board as a class III director, effective as of August 11, 2023. The term of the Company’s class III directors, including Mr. Cowan, expires on the date of the Company’s annual meeting of stockholders to be held in 2024 or upon the election and qualification of successor directors.

Based on the director independence listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines, the Board affirmatively determined that Mr. Cowan is independent. Mr. Cowan has been designated to serve as a member of our Board by Thoma Bravo Discover Fund, L.P., as provided under our charter, subject to approval of Mr. Cowan’s appointment by our Board. There is no arrangement or understanding pursuant to which Mr. Cowan was appointed to the Board, and there are no related party transactions between the Company and Mr. Cowan that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Cowan’s compensation will be consistent with the Company’s standard compensation for non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy, a copy of which is included as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on August 4, 2023. In addition, the Company entered into an indemnification agreement with Mr. Cowan in connection with his appointment to the Board, in substantially the same form as that entered into with the other directors of the Company, the form of which is included as Exhibit 10.5 to the Company’s Form S-1 filed on July 27, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIANLINK, INC.
Date: August 11, 2023
	By:	/s/ Sean Blitchok
Sean Blitchok
Chief Financial Officer